SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  July 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-07              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Cendant Mortgage Corporation, as seller and servicer, Washington Mutual Mortgage Securities Corp., as servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On July 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  July 31, 2002              By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on July 25, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                Statement to Certificate Holders
                                      July 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA       98,933,000.00     96,752,568.47   14,620,120.70     481,172.55   15,101,293.25   0.00            0.00       82,132,447.77
IIA      92,306,000.00     92,130,335.96    2,621,209.53     465,959.61    3,087,169.14   0.00            0.00       89,509,126.43
IIIA    100,296,000.00    100,072,873.89    1,243,137.68     479,815.10    1,722,952.78   0.00            0.00       98,829,736.21
IVA      30,251,000.00     30,221,656.04       31,605.04     160,308.95      191,913.99   0.00            0.00       30,190,051.00
VA      178,597,000.00    174,849,256.16    3,371,027.06     324,928.20    3,695,955.26   0.00            0.00      171,478,229.10
AR              100.00              0.00            0.00           0.00            0.00   0.00            0.00                0.00
VM1       7,125,000.00      7,125,000.00            0.00      16,862.50       16,862.50   0.00            0.00        7,125,000.00
VM2       2,375,000.00      2,375,000.00            0.00       7,204.17        7,204.17   0.00            0.00        2,375,000.00
VB        1,900,324.00      1,900,324.00            0.00       7,268.74        7,268.74   0.00            0.00        1,900,324.00
CB1       5,853,000.00      5,845,688.91        3,694.22      29,735.62       33,429.84   0.00            0.00        5,841,994.69
CB2       2,507,000.00      2,503,868.45        1,582.34      12,736.58       14,318.92   0.00            0.00        2,502,286.11
CB3       1,672,000.00      1,669,911.47        1,055.31       8,494.44        9,549.75   0.00            0.00        1,668,856.16
CB4         836,000.00        834,955.74          527.66       4,247.22        4,774.88   0.00            0.00          834,428.08
CB5         835,000.00        833,956.99          527.02       4,242.14        4,769.16   0.00            0.00          833,429.97
CB6         836,734.44        835,689.26          528.12       4,250.95        4,779.07   0.00            0.00          835,161.14
TOTALS  524,323,158.44    517,951,085.34   21,895,014.68   2,007,226.77   23,902,241.45   0.00            0.00      496,056,070.66

IIIX    100,296,000.00    100,072,873.89            0.00      31,689.74       31,689.74   0.00            0.00       98,829,736.21
VX      189,997,324.00    189,997,324.00            0.00     819,231.52      819,231.52   0.00            0.00      189,997,324.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA     22540VW24      977.96052349   147.77799824    4.86362033      152.64161857          830.18252524      IA        5.967873 %
IIA    22540VW32      998.09693801    28.39695719    5.04798832       33.44494551          969.69998082      IIA       6.069136 %
IIIA   22540VW40      997.77532394    12.39468852    4.78399039       17.17867891          985.38063542      IIIA      5.753588 %
IVA    22540VW57      999.02998380     1.04476017    5.29929424        6.34405441          997.98522363      IVA       6.365328 %
VA     22540VW65      979.01563946    18.87504863    1.81933739       20.69438602          960.14059083      VA        2.230000 %
AR     22540VX64        0.00000000     0.00000000    0.00000000        0.00000000            0.00000000      AR        5.967873 %
VM1    22540VW81    1,000.00000000     0.00000000    2.36666667        2.36666667        1,000.00000000      VM1       2.840000 %
VM2    22540VW99    1,000.00000000     0.00000000    3.03333474        3.03333474        1,000.00000000      VM2       3.640000 %
VB     22540VX56    1,000.00000000     0.00000000    3.82500037        3.82500037        1,000.00000000      VB        4.590000 %
CB1    22540VX23      998.75088160     0.63116692    5.08040663        5.71157355          998.11971468      CB1       6.085742 %
CB2    22540VX31      998.75087754     0.63116873    5.08040686        5.71157559          998.11970882      CB2       6.085742 %
CB3    22540VX49      998.75087919     0.63116627    5.08040670        5.71157297          998.11971292      CB3       6.085742 %
CB4    22540VX72      998.75088517     0.63117225    5.08040670        5.71157895          998.11971292      CB4       6.085742 %
CB5    22540VX80      998.75088623     0.63116168    5.08040719        5.71156886          998.11972455      CB5       6.085742 %
CB6    22540VX98      998.75088206     0.63116800    5.08040520        5.71157320          998.11971406      CB6       6.085742 %
TOTALS                987.84705005    41.75862601    3.82822452       45.58685052          946.08842405

IIIX   22540VW73      997.77532394     0.00000000    0.31596215        0.31596215          985.38063542      IIIX      0.380000 %
VX     22540VY22    1,000.00000000     0.00000000    4.31180557        4.31180557        1,000.00000000      VX        0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: scott.b.rubin@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.




                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                        Statement to Certificate Holders
                                                July 25, 2002



Section 4.04(a)(i)      Scheduled Principal Payments                                                      333,306.40
                        Principal Prepayments                                                          21,599,513.55
                        Repurchases                                                                             0.00

Section 4.04(a)(ii)     Current Interest                                                                2,858,148.03
                        Carryforward Interest                                                                   0.00

Section 4.04(a)(iii)    Certificate Interest Shortfalls                                                         0.00
                        Certificate Principal Shortfalls                                                        0.00

Section 4.04(a)(v)      Aggregate Loan Balance                                                        497,006,057.28
                        Loan Group 1 Aggregate Loan Balance                                            85,976,184.07
                        Loan Group 2 Aggregate Loan Balance                                            93,096,419.55
                        Loan Group 3 Aggregate Loan Balance                                           102,736,116.37
                        Loan Group 4 Aggregate Loan Balance                                            31,368,797.57
                        Loan Group 5 Aggregate Loan Balance                                           183,828,539.72

Section 4.04(a)(vi)     Master Servicing Fees                                                                   0.00
                        Servicing Fees                                                                    162,813.58
                        RMIC PMI Fees                                                                      54,677.78

Section 4.04(a)(viii)   Current Advances                                                                         N/A
                        Group 1                                                                                  N/A
                        Group 2                                                                                  N/A
                        Group 3                                                                                  N/A
                        Group 4                                                                                  N/A
                        Group 5                                                                                  N/A
                        Outstanding Advances                                                                     N/A
                        Group 1                                                                                  N/A
                        Group 2                                                                                  N/A
                        Group 3                                                                                  N/A
                        Group 4                                                                                  N/A
                        Group 5                                                                                  N/A

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 2               525,251.73              0.61 %
                        2 Month                 0                     0.00              0.00 %
                        3 Month                 0                     0.00              0.00 %
                        Total                   2               525,251.73              0.61 %

                        Group 2
                                                                 Principal
                        Category                Number           Balance                Percentage
                        1 Month                 0                    0.00               0.00 %
                        2 Month                 0                    0.00               0.00 %
                        3 Month                 0                    0.00               0.00 %
                        Total                   0                    0.00               0.00 %




                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                        Statement to Certificate Holders
                                            July 25, 2002


                         Group 3
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 2               717,554.12              0.70 %
                        2 Month                 0                     0.00              0.00 %
                        3 Month                 0                     0.00              0.00 %
                        Total                   2               717,554.12              0.70 %


                         Group 4
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month               0                    0.00                   0.00 %
                        2 Month               0                    0.00                   0.00 %
                        3 Month               0                    0.00                   0.00 %
                        Total                 0                    0.00                   0.00 %

                         Group 5
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 17              3,420,428.44            1.86 %
                        2 Month                  2                429,989.15            0.23 %
                        3 Month                  0                      0.00            0.00 %
                        Total                   19              3,850,417.59            2.09 %

                         Group Totals
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 21              4,663,234.29            0.94 %
                        2 Month                  2                429,989.15            0.09 %
                        3 Month                  0                      0.00            0.00 %
                        Total                   23              5,093,223.44            1.03 %

                        Bankrupcies and Foreclosures are included above


                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 3
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 4
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 5
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


                                     -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                        Statement to Certificate Holders
                                            July 25, 2002


Sec. 4.04 (a)(x)
                        Rolling Three Month Delinquency Rate                                     0.123389 %


Section 4.04(a)(xi)     REO Properties


                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 3
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 4
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 5
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(xii)    Current Realized Losses                                                         0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00
                        Group 3                                                                         0.00
                        Group 4                                                                         0.00
                        Aggregate Realized Losses                                                       0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00
                        Group 3                                                                         0.00
                        Group 4                                                                         0.00
                        Group 5                                                                         0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity
                        Group 1                                                                         350
                        Group 2                                                                         354
                        Group 3                                                                         354
                        Group 4                                                                         355
                        Group 5                                                                         353

Section 4.04(a)(xiv)    Number of Claims Submitted under the RMIC PMI policy                            0.00
                        Total Amount of Claims Submitted under the RMIC PMI policy                      0.00
                        Number of Claims Paid under the RMIC PMI policy                                 0.00
                        Total of Claims Paid under the RMIC PMI policy                                  0.00



                                     -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
